UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	03/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2006

Semiannual Report
to Shareholders

DWS Growth & Income Fund

(formerly Scudder Growth and Income Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2006

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of 2% short-term redemption fee.

Returns and rankings during all periods for Class B shares and for the 1-year, 3-year, 5-year and 10-year periods for Class A, C and R shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for periods prior to its inception on August 2, 1999 for Class A shares, prior to their inception on December 29, 2000 for Class B and C shares and prior to its inception on November 3, 2003 for Class R shares are derived from the historical performance of Class S shares of the DWS Growth & Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/06
DWS Growth & Income Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	4.99%	11.30%	15.24%	2.53%	4.99%
Class B	4.52%	10.28%	14.23%	1.67%	4.19%
Class C	4.57%	10.38%	14.28%	1.70%	4.21%
Class R	4.92%	10.98%	14.92%	2.27%	4.79%
S&P 500 Index+	6.38%	11.73%	17.22%	3.97%	8.95%
DWS Growth & Income Fund	6-Month*	1-Year	3-Year	Life of Class*
Institutional Class	5.20%	11.79%	15.76%	9.53%
S&P 500 Index+	6.38%	11.73%	17.22%	12.14%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 3/31/06	$ 22.23	$ 21.83	$ 21.86	$ 22.39	$ 22.38
9/30/05	$ 22.38	$ 22.03	$ 22.04	$ 22.51	$ 22.53
Distribution Information: Six Months: Income Dividends as of 3/31/06	$ .08	$ —	$ —	$ .03	$ .13
Capital Gain Distributions as of 3/31/06	$ 1.17	$ 1.17	$ 1.17	$ 1.17	$ 1.17
Class A Lipper Rankings — Large-Cap Core Funds Category as of 3/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	456	of	884	52
3-Year	416	of	751	56
5-Year	334	of	619	54

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Growth & Income Fund — Class A [] S&P 500 Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/06
DWS Growth & Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,490	$14,423	$10,679	$15,335
	Average annual total return	4.90%	12.99%	1.32%	4.37%
Class B	Growth of $10,000	$10,728	$14,706	$10,763	$15,071
	Average annual total return	7.28%	13.72%	1.48%	4.19%
Class C	Growth of $10,000	$11,038	$14,927	$10,877	$15,109
	Average annual total return	10.38%	14.28%	1.70%	4.21%
Class R	Growth of $10,000	$11,098	$15,178	$11,187	$15,962
	Average annual total return	10.98%	14.92%	2.27%	4.79%
S&P 500 Index+	Growth of $10,000	$11,173	$16,107	$12,148	$23,574
	Average annual total return	11.73%	17.22%	3.97%	8.95%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Growth & Income Fund — Institutional Class [] S&P 500 Index+

Yearly periods ended March 31
Comparative Results as of 3/31/06
DWS Growth & Income Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,117,900	$1,551,300	$1,389,600
	Average annual total return	11.79%	15.76%	9.53%
S&P 500 Index+	Growth of $1,000,000	$1,117,300	$1,610,700	$1,507,700
	Average annual total return	11.73%	17.22%	12.14%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for 3-year, 5-year and 10-year periods shown for Class AARP and Class S shares reflect a fee and/or expense waiver. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on August 14, 2000 are derived from the historical performance of Class S shares of DWS Growth & Income Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/06
DWS Growth & Income Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	5.16%	11.69%	15.63%	2.86%	5.36%
Class AARP	5.16%	11.70%	15.67%	2.88%	5.37%
S&P 500 Index+	6.38%	11.73%	17.22%	3.97%	8.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/06	$ 22.40	$ 22.37
9/30/05	$ 22.55	$ 22.52
Distribution Information: Six Months: Income Dividends as of 3/31/06	$ .12	$ .12
Capital Gain Distributions as of 3/31/06	$ 1.17	$ 1.17
Class S Lipper Rankings — Large-Cap Core Funds Category as of 3/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	428	of	884	49
3-Year	371	of	751	50
5-Year	294	of	619	48
10-Year	206	of	238	87

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total rankings with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Growth & Income Fund — Class S [] S&P 500 Index+

Yearly periods ended March 31
Comparative Results as of 3/31/06
DWS Growth & Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,169	$15,460	$11,512	$16,850
	Average annual total return	11.69%	15.63%	2.86%	5.36%
Class AARP	Growth of $10,000	$11,170	$15,478	$11,527	$16,868
	Average annual total return	11.70%	15.67%	2.88%	5.37%
S&P 500 Index+	Growth of $10,000	$11,173	$16,107	$12,148	$23,574
	Average annual total return	11.73%	17.22%	3.97%	8.95%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,049.90	$ 1,045.20	$ 1,045.70	$ 1,049.20	$ 1,051.60	$ 1,051.60	$ 1,052.00
Expenses Paid per $1,000*	$ 5.06	$ 10.05	$ 9.08	$ 6.13	$ 3.27	$ 3.43	$ 2.97
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,020.00	$ 1,015.11	$ 1,016.06	$ 1,018.95	$ 1,021.74	$ 1,021.59	$ 1,022.04
Expenses Paid per $1,000*	$ 4.99	$ 9.90	$ 8.95	$ 6.04	$ 3.23	$ 3.38	$ 2.92
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
DWS Growth & Income Fund	.99%	1.97%	1.78%	1.20%	.64%	.67%	.58%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Theresa Gusman and Portfolio Managers Sal Bruno and Greg Sivin discuss DWS Growth & Income Fund's performance, strategy and the market environment during the six-month period ended March 31, 2006.

Q: How would you describe the economic and stock market environment over the last six months?

A: It was a period of generally strong equity returns: after some weakness at the beginning of the period, stock prices moved up sharply in late October and November and continued to rise fairly steadily. For the six months ended March 31, 2006, the Standard & Poor's 500 Index (the S&P 500), which is generally regarded as a good indicator of the broad stock market, had a return of 6.38%.1 As in other periods in the recent past, small-cap and mid-cap stocks performed far better than large-cap stocks: the return of the Russell 1000 Index was 5.72%, compared with 10.14% for the Russell Midcap Index and 15.23% for the Russell 2000 Index.2

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Market sentiment tended to reflect a struggle between positive and negative influences. Economic trends and corporate earnings reports were generally positive, but there was concern that continued tightening by the Federal Reserve Board (the Fed) would result in a slowdown in economic growth. The Fed has been raising short-term interest rates steadily since June 2004, and long-term rates are finally beginning to respond to the tightening, creating a more normal yield curve.3 Rising long-term rates make it seem more likely that the Fed will end its series of rate increases sooner rather than later, and that should be positive for equity markets.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Q: How did the fund perform during this period?

A: DWS Growth & Income Fund Class A shares produced a total return of 4.99% for the six months ended March 31, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) The fund's return was below that of its benchmark, the S&P 500 Index, which had a return of 6.38%, and below the average of its Lipper peer group category, Large-Cap Core Funds, which was 6.26%.4 One reason for the fund's underperformance relative to the index and peer group is a slight bias toward large-capitalization stocks at a time when mid-cap stocks were performing better. More significant, however, was stock selection within several economic sectors. We have great confidence in our stock selection process and in the choices we made, and we regard the underperformance for the six-month period as mainly a matter of timing.

4 The Lipper Large-Cap Core Funds category is an unmanaged group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap core funds have wide latitude in the companies in which they invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure that compares with the US diversified large-cap funds universe average. It is not possible to invest directly into a Lipper category.

Q: How would you describe your investment process?

A: The fund is managed using a rigorous process that combines quantitative modeling with the insights of the Deutsche Bank equity research group. The strategy is sector-neutral with regard to the S&P 500 Index, so that sector weights are maintained close to those of the index. This means that essentially all differences in return between the fund and the index result from stock selection. Our intent is to combine our proprietary fundamental equity research platform, which we consider a strong competitive advantage, with a well-defined system of portfolio construction to create a portfolio that will produce consistently competitive investment performance over the long term.

Our research analysts use fundamental analysis to identify those companies most likely to outperform in each economic sector, assigning each stock a rating based on expected total return, including prospects for growth of capital and dividends. These ratings are further optimized to project which stocks in the universe will have the highest risk-adjusted return. Using criteria specifically designed for the portfolio by the advisor, as well as the investment parameters of the portfolio and risk management considerations, a quantitative model compiles these ratings into a proposed list of stocks for the portfolio and suggests appropriate weightings for each stock. Making adjustments as deemed appropriate, we structure the portfolio according to the model's recommendations.

Q: Which stocks or industry groups contributed most to the fund's performance?

A: Both on an absolute basis and relative to the benchmark, the best performance was in the financials sector. A major factor in this performance was our emphasis on capital markets holdings, which was balanced by an underweight in insurance to keep the portfolio's overall position in financials at the desired level.5 The decision regarding capital markets stocks was based on the strength of equity markets, combined with extensive merger and acquisition activity. The Goldman Sachs Group, Inc. and Lehman Brothers Holdings, Inc. were large positions that added significantly to performance; during the quarter we augmented our capital markets holdings by taking positions in Merrill Lynch & Co., Inc. and Morgan Stanley, as well as Bank of New York Co., Inc., which provides processing services to capital markets firms. Another holding in the financials sector that helped performance was Wachovia Corp., a regional bank with a solid, well-diversified mix of business.

5 Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting in a given sector.

Also positive for performance was our stock selection in the consumer discretionary sector, where our emphasis is on multiline retailers such as J. C. Penney Co., Inc., which benefited from a strong brand, good cash flow and improving margins. Other retail holdings that contributed to performance were Federated Department Stores Inc. and Nordstrom Inc., which we sold after the stock moved up. Performance was helped by an underweight in media companies, which we believe are having difficulty responding to a changing market environment, especially the challenge of dealing with Internet-based communications and advertising. Also positive was not owning stocks of the major US auto companies, which performed poorly as their earnings and financial conditions continued to deteriorate. A negative factor in the consumer discretionary sector was the decision not to own casino and gambling companies, which performed well; we feel that the fundamentals of the companies are not strong enough to warrant including them in this portfolio.

The health care sector was slightly negative on balance, mainly because of a significant overweight in UnitedHealth Group, Inc., which weakened because of concerns about its acquisition program. However, one of the best-performing stocks in the portfolio was Allergan Inc., a producer of specialty pharmaceutical products related to eye and skin care, which we sold after the stock moved up sharply.

Q: What decisions detracted from performance?

A: In the information technology sector, performance was hurt by the portfolio's emphasis on semiconductors, particularly Texas Instruments Inc. and Intel Corp., which reported disappointing earnings in January. (As of March 31, 2006, the position in Intel was sold.) Some of the poor performance was in the communications area of technology; we sold Broadcom Corp. when prospects seemed to be diminished, and the stock went up after we sold it. We also sold Symantec Corp., a provider of Internet security software, following an earnings disappointment, but the holding hurt performance. One bright spot in technology was Accenture Ltd., which was among the best-performing stocks in the portfolio; we sold a portion of this stock at a profit based on concerns about future earnings.

In the industrials sector, a big detractor was an overweight in Tyco International Ltd. This company, which is in the process of a turnaround under new management, has announced tentative plans to split into four separate companies. The stock dropped on investor concerns about future earnings and financial strength of these potential spin-offs. We believe that the split-up will prove to be a success, and we continue to hold the stock. One of the strongest holdings in industrials was Boeing Co., which remains a core holding; this is a pure aerospace play, with strong positions in both civilian and defense aircraft. Another positive was Emerson Electric Co., which is benefiting from strong capital spending globally.

Q: What other comments do you have for investors?

A: Although the fund had a positive return for the last six months, performance relative to our benchmark and peers was disappointing. We believe this resulted not from problems with our process but from some timing issues. We are continually monitoring our holdings, reviewing and updating the portfolio, which we believe owns the most promising names among large- cap core stocks. We believe that our rigorous stock-selection process, which combines quantitative analysis with qualitative research and the judgment of capable analysts and portfolio managers, will help us to generate superior risk-adjusted returns over time for our investors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	3/31/06	9/30/05

Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/06	9/30/05

Financials	21%	20%
Information Technology	15%	15%
Health Care	13%	13%
Industrials	12%	11%
Energy	10%	10%
Consumer Discretionary	10%	10%
Consumer Staples	10%	11%
Telecommunication Services	3%	3%
Utilities	3%	4%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2006 (28.2% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.8%
2. Bank of America Corp. Provider of commercial banking services	3.3%
3. Procter & Gamble Co. Manufacturer of diversified consumer products	3.0%
4. The Goldman Sachs Group, Inc. Provider of global investment banking services	2.8%
5. Coca-Cola Co. Bottler and distributor of soft drinks	2.7%
6. Merrill Lynch & Co., Inc. Provider of investment, finance and insurance services	2.7%
7. Sprint Nextel Corp. Provider of telecommunication services	2.5%
8. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	2.5%
9. Texas Instruments, Inc. Provider of semiconductors and electronic equipment	2.5%
10. UnitedHealth Group, Inc. Operator of organized health systems	2.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.

Investment Portfolio as of March 31, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 99.5%
Consumer Discretionary 9.6%
Automobiles 0.8%
Toyota Motor Corp. (ADR)	357,530	38,935,017
Hotels Restaurants & Leisure 1.2%
McDonald's Corp.	1,648,880	56,655,517
Household Durables 2.1%
Black & Decker Corp.	575,850	50,035,607
Pulte Homes, Inc.	625,770	24,042,083
Ryland Group, Inc. (a)	343,730	23,854,862
		97,932,552
Media 0.8%
News Corp. "A"	1,328,770	22,070,870
Omnicom Group, Inc.	93,280	7,765,560
Time Warner, Inc.	511,580	8,589,428
		38,425,858
Multiline Retail 2.0%
Federated Department Stores, Inc.	398,680	29,103,640
J.C. Penney Co., Inc.	1,107,810	66,922,802
		96,026,442
Specialty Retail 1.4%
Home Depot, Inc.	760,620	32,174,226
Staples, Inc.	1,295,480	33,060,649
		65,234,875
Textiles, Apparel & Luxury Goods 1.3%
Coach, Inc.*	958,690	33,151,500
Polo Ralph Lauren Corp.	459,640	27,858,781
		61,010,281
Consumer Staples 9.3%
Beverages 4.0%
Coca-Cola Co.	3,061,520	128,185,843
PepsiCo, Inc.	1,062,170	61,382,804
		189,568,647
Food Products 0.9%
Kellogg Co.	988,070	43,514,603
Household Products 3.0%
Procter & Gamble Co.	2,430,770	140,060,967
Tobacco 1.4%
Altria Group, Inc.	950,990	67,387,151
Energy 9.8%
Energy Equipment & Services 1.8%
Cooper Cameron Corp.*	564,430	24,880,074
Halliburton Co.	373,730	27,289,765
Schlumberger Ltd.	255,370	32,322,181
		84,492,020
Oil, Gas & Consumable Fuels 8.0%
Amerada Hess Corp.	665,090	94,708,816
ExxonMobil Corp.	2,960,918	180,201,469
Occidental Petroleum Corp.	450,320	41,722,148
Talisman Energy, Inc.	438,490	23,318,898
Valero Energy Corp.	680,760	40,695,833
		380,647,164
Financials 21.3%
Banks 8.2%
Bank of America Corp.	3,491,166	158,987,700
Unibanco-Uniao de Bancos Brasileiros SA (ADR)	357,260	26,405,087
Wachovia Corp.	1,469,910	82,388,455
Wells Fargo & Co.	1,291,580	82,493,214
Zions Bancorp.	476,100	39,387,753
		389,662,209
Capital Markets 11.0%
Bank of New York Co., Inc.	2,748,660	99,061,706
Lehman Brothers Holdings, Inc.	766,440	110,773,573
Merrill Lynch & Co., Inc.	1,604,170	126,344,429
Morgan Stanley	783,540	49,221,983
The Goldman Sachs Group, Inc.	850,490	133,492,911
		518,894,602
Diversified Financial Services 1.0%
JPMorgan Chase & Co.	1,128,220	46,979,081
Insurance 1.1%
MetLife, Inc. (a)	1,079,100	52,196,067
Health Care 12.8%
Biotechnology 0.8%
Amgen, Inc.*	508,520	36,994,830
Health Care Equipment & Supplies 3.4%
Baxter International, Inc.	2,254,450	87,495,204
C.R. Bard, Inc.	722,360	48,983,232
Hospira, Inc.*	616,770	24,337,744
		160,816,180
Health Care Providers & Services 4.1%
Cardinal Health, Inc.	575,380	42,877,318
UnitedHealth Group, Inc.	2,037,340	113,805,813
WellPoint, Inc.*	507,280	39,278,690
		195,961,821
Pharmaceuticals 4.5%
Endo Pharmaceuticals Holdings, Inc.*	746,010	24,476,588
Johnson & Johnson	829,220	49,106,408
Novartis AG (ADR)	1,291,810	71,617,947
Pfizer, Inc.	1,688,500	42,077,420
Teva Pharmaceutical Industries Ltd. (ADR)	608,810	25,070,796
		212,349,159
Industrials 11.8%
Aerospace & Defense 5.5%
Boeing Co.	1,317,320	102,658,748
Goodrich Corp.	939,300	40,962,873
United Technologies Corp.	2,041,530	118,347,494
		261,969,115
Electrical Equipment 1.6%
Emerson Electric Co.	910,640	76,156,823
Industrial Conglomerates 4.7%
General Electric Co.	3,191,670	111,006,282
Tyco International Ltd.	4,067,510	109,334,669
		220,340,951
Information Technology 15.2%
Communications Equipment 2.5%
Cisco Systems, Inc.*	3,361,980	72,854,107
Motorola, Inc.	981,590	22,488,227
QUALCOMM, Inc.	495,630	25,083,834
		120,426,168
Computers & Peripherals 2.8%
Apple Computer, Inc.*	342,730	21,496,026
Dell, Inc.*	1,916,940	57,048,135
International Business Machines Corp.	653,220	53,871,053
		132,415,214
Internet Software & Services 1.1%
eBay, Inc.*	1,369,440	53,490,326
IT Consulting & Services 2.3%
Accenture Ltd. "A"	2,278,990	68,529,229
Automatic Data Processing, Inc.	856,050	39,104,364
		107,633,593
Semiconductors & Semiconductor Equipment 3.1%
Applied Materials, Inc.	1,675,330	29,335,028
Texas Instruments, Inc.	3,596,790	116,787,772
		146,122,800
Software 3.4%
Adobe Systems, Inc.	1,301,640	45,453,269
Business Objects SA (ADR)*	581,420	21,204,387
Microsoft Corp.	3,438,110	93,550,973
		160,208,629
Materials 3.1%
Chemicals 2.4%
Dow Chemical Co.	1,546,180	62,774,908
PPG Industries, Inc.	786,150	49,802,602
		112,577,510
Metals & Mining 0.7%
Companhia Vale do Rio Doce (ADR)	725,950	35,230,354
Telecommunication Services 3.4%
Diversified Telecommunication Services 0.9%
AT&T, Inc.	1,616,370	43,706,645
Wireless Telecommunication Services 2.5%
Sprint Nextel Corp.	4,587,790	118,548,494
Utilities 3.2%
Electric Utilities 1.6%
Allegheny Energy, Inc.*	1,079,820	36,551,907
Exelon Corp.	751,260	39,741,654
		76,293,561
Independent Power Producers & Energy Traders 1.6%
Constellation Energy Group	683,840	37,412,886
TXU Corp.	779,200	34,876,992
		72,289,878
Total Common Stocks (Cost $4,140,000,826)		4,711,155,104

Put Options Purchased 0.1%
Amerada Hess Corp. Expiring 5/20/2006, Strike price, $140 (Cost $3,399,096)	4,413	2,471,280

Securities Lending Collateral 0.5%
Daily Assets Fund Institutional, 4.73% (b) (c) (Cost $23,359,200)	23,359,200	23,359,200

Cash Equivalents 0.8%
Cash Management QP Trust, 4.64%(d) (Cost $39,961,901)	39,961,901	39,961,901

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,206,721,023)+	100.9	4,776,947,485
Other Assets and Liabilities, Net	(0.9)	(42,014,439)
Net Assets	100.0	4,734,933,046
* Non-income producing security.
+ The cost for federal income tax purposes was $4,232,182,371. At March 31, 2006, net unrealized appreciation for all securities based on tax cost was $544,765,114. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $618,925,396 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $74,160,282.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2006 amounted to $22,860,368 which is 0.5% of net assets.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
ADR: American Depositary Receipt
At March 31, 2006, open written options were as follows:
Written Options	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options Amerada Hess Corp. (Premiums received $2,813,981)	4,413	5/20/2006	160	(375,105)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $4,143,399,922) — including $22,860,368 of securities loaned	$ 4,713,626,384
Investment in Cash Management QP Trust (cost $39,961,901)	39,961,901
Investment in Daily Assets Fund Institutional (cost $23,359,200)*	23,359,200
Total investments in securities, at value (cost $4,206,721,023)	4,776,947,485
Foreign currency, at value (cost $69,932)	74,196
Receivable for investments sold	592,877
Dividends receivable	6,211,470
Interest receivable	110,064
Receivable for Fund shares sold	15,159,091
Other assets	148,940
Total assets	4,799,244,123
Liabilities
Payable for Fund shares redeemed	36,553,796
Written options, at value (premiums received $2,813,981)	375,105
Payable upon return of securities loaned	23,359,200
Accrued management fee	1,723,078
Other accrued expenses and payables	2,299,898
Total liabilities	64,311,077
Net assets, at value	$ 4,734,933,046
Net Assets
Net assets consist of: Undistributed net investment income	458,190
Net unrealized appreciation (depreciation) on: Investments	570,226,462
Written options	2,438,876
Foreign currency related transactions	4,254
Accumulated net realized gain (loss)	259,194,067
Paid-in capital	3,902,611,197
Net assets, at value	$ 4,734,933,046
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($84,437,984 ÷ 3,798,573 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.23
Maximum offering price per share (100 ÷ 94.25 of $22.23)	$ 23.59

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,636,545 ÷ 762,185 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 21.83

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,921,227 ÷ 453,794 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 21.86
Class R Net Asset Value, offering and redemption price(a) per share ($1,001,469 ÷ 44,736 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.39
Class AARP Net Asset Value, offering and redemption price(a) per share ($2,463,867,169 ÷ 110,000,628 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.40
Class S Net Asset Value, offering and redemption price(a) per share ($2,114,128,777 ÷ 94,520,909 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.37

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($44,939,875 ÷ 2,007,971 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 22.38
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $149,937)	$ 38,567,946
Interest — Cash Management QP Trust	370,643
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	77,975
Total Income	39,016,564
Expenses: Management fee	10,548,950
Services to shareholders	4,598,097
Custodian and accounting fees	205,462
Distribution service fees	247,194
Auditing	55,245
Legal	69,420
Trustees' fees and expenses	60,735
Reports to shareholders	170,230
Registration fees	43,470
Other	161,764
Total expenses before expense reductions	16,160,567
Expense reductions	(23,065)
Total expenses after expense reductions	16,137,502
Net investment income (loss)	22,879,062
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	358,620,689
Net unrealized appreciation (depreciation) during the period on: Investments	(139,548,813)
Written options	2,438,876
Foreign currency related transactions	(342)
(137,110,279)
Net gain (loss) on investment transactions	221,510,410
Net increase (decrease) in net assets resulting from operations	$ 244,389,472

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005
Operations: Net investment income (loss)	$ 22,879,062	$ 66,236,012
Net realized gain (loss) on investment transactions	358,620,689	583,909,238
Net unrealized appreciation (depreciation) during the period on investment transactions	(137,110,279)	(28,032,713)
Net increase (decrease) in net assets resulting from operations	244,389,472	622,112,537
Distributions to shareholders from: Net investment income: Class A	(296,977)	(492,678)
Class B	—	(40,097)
Class C	—	(19,280)
Class R	(1,215)	(3,870)
Class AARP	(13,548,528)	(38,652,924)
Class S	(11,413,820)	(32,263,847)
Institutional Class	(280,790)	(725,603)
Net realized gain: Class A	(4,466,069)	—
Class B	(970,557)	—
Class C	(542,877)	—
Class R	(41,600)	—
Class AARP	(128,745,542)	—
Class S	(110,402,048)	—
Institutional Class	(2,789,598)	—
Fund share transactions: Proceeds from shares sold	96,532,471	190,798,493
Net assets acquired in tax-free reorganization	—	74,013,176
Reinvestment of distributions	252,050,484	65,518,185
Cost of shares redeemed	(489,238,132)	(893,073,694)
Redemption fees	5,447	7,275
Net increase (decrease) in net assets from Fund share transactions	(140,649,730)	(562,736,565)
Increase (decrease) in net assets	(169,759,879)	(12,822,327)
Net assets at beginning of period	4,904,692,925	4,917,515,252
Net assets at end of period (including undistributed net investment income of $458,190 and $3,120,458, respectively)	$ 4,734,933,046	$ 4,904,692,925

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 22.38	$ 20.05	$ 18.04	$ 15.10	$ 18.99	$ 26.86
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.21	.07	.06	.09	.11
Net realized and unrealized gain (loss) on investment transactions	1.03	2.35	1.99	2.96	(3.90)	(6.31)
Total from investment operations	1.10	2.56	2.06	3.02	(3.81)	(6.20)
Less distributions from: Net investment income	(.08)	(.23)	(.05)	(.08)	(.08)	(.11)
Net realized gain on investment transactions	(1.17)	—	—	—	—	(1.56)
Total distributions	(1.25)	(.23)	(.05)	(.08)	(.08)	(1.67)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 22.23	$ 22.38	$ 20.05	$ 18.04	$ 15.10	$ 18.99
Total Return (%)[c]	4.99**	12.83[e]	11.44	20.01	(20.11)	(24.34)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	87	32	27	18	23
Ratio of expenses before expense reductions (%)	.99*	1.08	1.12	1.17	1.00[d]	1.02
Ratio of expenses after expense reductions (%)	.99*	1.03	1.12	1.17	1.00[d]	1.02
Ratio of net investment income (loss) (%)	.62*	.96	.33	.35	.45	.45
Portfolio turnover rate (%)	102*	98	26	42	52	57
[a] For the six months ended March 31, 2006 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.01%.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.03	$ 19.78	$ 17.90	$ 15.03	$ 18.96	$ 24.04
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	.02	(.10)	(.07)	(.07)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.00	2.31	1.98	2.94	(3.86)	(5.00)
Total from investment operations	.97	2.33	1.88	2.87	(3.93)	(5.06)
Less distributions from: Net investment income	—	(.08)	—	—	—	(.02)
Net realized gain on investment transactions	(1.17)	—	—	—	—	—
Total distributions	(1.17)	—	—	—	—	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 21.83	$ 22.03	$ 19.78	$ 17.90	$ 15.03	$ 18.96
Total Return (%)[d]	4.52e**	11.75[e]	10.50[e]	19.10	(20.73)	(21.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	20	11	12	10	13
Ratio of expenses before expense reductions (%)	2.03*	2.08	1.99	1.94	1.81[f]	1.83*
Ratio of expenses after expense reductions (%)	1.97*	1.94	1.97	1.94	1.81[f]	1.83*
Ratio of net investment income (loss) (%)	(.36)*	.05	(.52)	(.42)	(.36)	(.39)*
Portfolio turnover rate (%)	102*	98	26	42	52	57
[a] For the six months ended March 31, 2006 (Unaudited).
[b] For the period from December 29, 2000 (commencement of operations of Class B shares) to September 30, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.83%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.04	$ 19.78	$ 17.89	$ 15.03	$ 18.97	$ 24.04
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	.03	(.10)	(.07)	(.07)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.00	2.31	1.99	2.93	(3.87)	(4.99)
Total from investment operations	.99	2.34	1.89	2.86	(3.94)	(5.05)
Less distributions from: Net investment income	—	(.08)	—	—	—	(.02)
Net realized gain on investment transactions	(1.17)	—	—	—	—	—
Total distributions	(1.17)	—	—	—	—	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 21.86	$ 22.04	$ 19.78	$ 17.89	$ 15.03	$ 18.97
Total Return (%)[d]	4.57**	11.86e**	10.56[e]	(19.03)	(20.77)	(21.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	11	5	5	3	4
Ratio of expenses before expense reductions (%)	1.78*	1.93	2.02	1.93	1.84[f]	1.80*
Ratio of expenses after expense reductions (%)	1.78*	1.89	1.96	1.93	1.84[f]	1.80*
Ratio of net investment income (loss) (%)	(.17)*	.10	(.51)	(.41)	(.39)	(.36)*
Portfolio turnover rate (%)	102*	98	26	42	52	57
[a] For the six months ended March 31, 2006 (Unaudited).
[b] For the period from December 29, 2000 (commencement of operations of Class C shares) to September 30, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratio of operating expenses includes a one-time increase in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without this increase was 1.81%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class R Years Ended September 30,	2006[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.51	$ 20.17	$ 19.22
Income (loss) from investment operations: Net investment income (loss)[c]	.05	.12	.03
Net realized and unrealized gain (loss) on investment transactions	1.03	2.37	.94
Total from investment operations	1.08	2.49	.97
Less distributions from: Net investment income	(.03)	(.15)	(.02)
Net realized gain on investment transactions	(1.17)	—	—
Total distributions	(1.20)	(.15)	(.02)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 22.39	$ 22.51	$ 20.17
Total Return (%)	4.92**	12.32[d]	5.06**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.7		.4
Ratio of expenses before expense reductions (%)	1.20*	1.63	1.33*
Ratio of expenses after expense reductions (%)	1.20*	1.45	1.33*
Ratio of net investment income (loss) (%)	.41*	.54	.17*
Portfolio turnover rate (%)	102*	98	26
[a] For the six months ended March 31, 2006 (Unaudited).
[b] For the period from November 3, 2003 (commencement of operations of Class R shares) to September 30, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP Years Ended September 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 22.55	$ 20.20	$ 18.15	$ 15.18	$ 19.08	$ 27.01
Income (loss) from investment operations: Net investment income (loss)[b]	.11	.29	.15	.13	.14	.17
Net realized and unrealized gain (loss) on investment transactions	1.03	2.38	2.01	2.96	(3.91)	(6.36)
Total from investment operations	1.14	2.67	2.16	3.09	(3.77)	(6.19)
Less distributions from: Net investment income	(.12)	(.32)	(.11)	(.12)	(.13)	(.18)
Net realized gain on investment transactions	(1.17)	—	—	—	—	(1.56)
Total distributions	(1.29)	(.32)	(.11)	(.12)	(.13)	(1.74)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 22.40	$ 22.55	$ 20.20	$ 18.15	$ 15.18	$ 19.08
Total Return (%)	5.16**	13.29	11.91[c]	20.40	(19.90)	(24.15)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,464	2,556	2,591	2,518	2,338	3,416
Ratio of expenses before expense reductions (%)	.64*	.64	.74	.80	.76	.76
Ratio of expenses after expense reductions (%)	.64*	.64	.70	.80	.76	.76
Ratio of net investment income (loss) (%)	.97*	1.35	.75	.72	.69	.71
Portfolio turnover rate (%)	102*	98	26	42	52	57
[a] For the six months ended March 31, 2006 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 22.52	$ 20.17	$ 18.13	$ 15.17	$ 19.08	$ 27.02
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.29	.14	.11	.14	.17
Net realized and unrealized gain (loss) on investment transactions	1.04	2.37	2.01	2.97	(3.92)	(6.36)
Total from investment operations	1.14	2.66	2.15	3.08	(3.78)	(6.19)
Less distributions from: Net investment income	(.12)	(.31)	(.11)	(.12)	(.13)	(.19)
Net realized gain on investment transactions	(1.17)	—	—	—	—	(1.56)
Total distributions	(1.29)	(.31)	(.11)	(.12)	(.13)	(1.75)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 22.37	$ 22.52	$ 20.17	$ 18.13	$ 15.17	$ 19.08
Total Return (%)	5.16**	13.26	11.86[c]	20.35	(19.91)	(24.14)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,114	2,177	2,240	2,284	2,218	3,434
Ratio of expenses before expense reductions (%)	.67*	.66*	.83	.90	.76	.76
Ratio of expenses after expense reductions (%)	.67*	.66*	.75	.90	.76	.76
Ratio of net investment income (loss) (%)	.94*	1.33*	.70	.62	.69	.71
Portfolio turnover rate (%)	102*	98*	26	42	52	57
[a] For the six months ended March 31, 2006 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.53	$ 20.18	$ 18.15	$ 15.17	$ 17.61
Income (loss) from investment operations: Net investment income (loss)[c]	.11	.30	.16	.13	.02
Net realized and unrealized gain (loss) on investment transactions	1.04	2.38	2.01	2.97	(2.42)
Total from investment operations	1.15	2.68	2.17	3.10	(2.40)
Less distributions from: Net investment income	(.13)	(.33)	(.14)	(.12)	(.04)
Net realized gain on investment transactions	(1.17)	—	—	—	—
Total distributions	(1.30)	—	—	—	—
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 22.38	$ 22.53	$ 20.18	$ 18.15	$ 15.17
Total Return (%)	5.20**	13.35	11.98	20.50	(13.64)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	53	38	35.001
Ratio of expenses (%)	.58*	.58	.65	.73	.73*
Ratio of net investment income (loss) (%)	1.03*	1.41	.80	.79	.95*
Portfolio turnover rate (%)	102*	98	26	42	52
[a] For the six months ended March 31, 2006 (Unaudited).
[b] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Growth & Income Fund (formerly Scudder Growth and Income) (the "Fund") is a diversified series of DWS Investment Trust (formerly Scudder Investment Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2005, the Fund had a net tax basis capital loss carryforward remaining from the inherited capital loss carryforward from its merger with Scudder Focus Value+Growth Fund (Note H) of approximately $15,527,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($9,336,000) and September 30, 2010 ($6,191,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $2,451,662,043 and $2,814,574,009, respectively.

For the six months ended March 31, 2006, transactions for written call options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —
Options written	4,413	2,813,981
Options exercised	—	—
Options expired	—	—
Options closed	—	—
Outstanding, end of period	$ 4,413	$ 2,813,981

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement was computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund's average daily net asset	0.450%
Next $750 million of such net assets	0.445%
Next $1.5 billion of such net assets	0.440%
Next $5 billion of such net assets	0.430%
Next $5 billion of such net assets	0.420%
Next $5 billion of such net assets	0.410%
Over $17.5 billion of such net assets	0.385%

Accordingly, for the six months ended March 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.44% of the Fund's average daily net assets.

Through May 1, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.79%, 0.97%, 0.92%, 0.65%, 0.70% and 0.58%, of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses at 1.45% of average daily net assets, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustee and trustee counsel fees).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C, R and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended March 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2006
Class A	$ 107,775	$ —	$ 41,358
Class B	48,645	5,255	17,139
Class C	14,940	—	7,137
Class R	1,091	—	1,644
Class AARP	1,786,920	—	662,097
Class S	1,628,655	—	604,540
Institutional Class	21,805	—	8,595
	$ 3,609,831	$ 5,255	$ 1,342,510

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended March 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $151,140, of which $26,674 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75%, and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended March 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2006
Class B	$ 69,213	$ 10,876
Class C	39,137	6,318
Class R	1,047	205
	$ 109,397	$ 17,399

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2006	Annualized Effective Rate
Class A	$ 101,776	$ 21,005.24%
Class B	22,596	3,601.24%
Class C	12,598	2,215.24%
Class R	827	575.20%
	$ 137,797	$ 27,396

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2006 aggregated $5,064.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2006, the CDSC for Class B and C shares aggregated $33,806 and $167, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2006, DWS-SDI received $26.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $13,800, of which $7,560 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the six months ended March 31, 2006, the Advisor agreed to reimburse the Fund $17,218, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2006, the Fund's custodian fees were reduced by $592 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	310,424	$ 6,898,943	633,208	$ 13,609,510
Class B	30,285	660,704	72,828	1,533,870
Class C	39,738	868,726	69,104	1,462,744
Class R	11,496	256,923	15,916	346,245
Class AARP	1,164,981	26,144,629	2,677,971	57,724,263
Class S	2,687,950	60,137,142	4,585,303	98,536,955
Institutional Class	70,066	1,565,404	811,889	17,584,906
		$ 96,532,471		$ 190,798,493
Shares issued in tax-free exchange*
Class A	—	$ —	2,611,186	$ 53,816,902
Class B	—	—	656,913	13,347,924
Class C	—	—	336,862	6,848,350
		$ —		$ 74,013,176
Shares issued to shareholders in reinvestment of distributions
Class A	208,435	$ 4,552,110	21,536	$ 464,239
Class B	43,176	925,701	1,736	36,734
Class C	23,847	511,770	809	17,112
Class R	1,949	42,815	180	3,870
Class AARP	5,860,304	129,029,118	1,592,741	34,492,683
Class S	5,181,183	113,918,582	1,376,555	29,777,944
Institutional Class	139,600	3,070,388	33,528	725,603
		$ 252,050,484		$ 65,518,185
Shares redeemed
Class A	(610,281)	$ (13,538,017)	(964,782)	$ (20,805,216)
Class B	(222,847)	(4,859,032)	(390,669)	(8,263,602)
Class C	(108,921)	(2,383,271)	(147,355)	(3,121,549)
Class R	(1,701)	(37,677)	(4,592)	(99,646)
Class AARP	(10,388,322)	(232,440,911)	(19,140,883)	(413,102,462)
Class S	(10,015,506)	(223,445,646)	(20,364,428)	(439,676,299)
Institutional Class	(566,755)	(12,533,578)	(371,534)	(8,004,920)
		$ (489,238,132)		$ (893,073,694)
Redemption fees		$ 5,447		$ 7,275
Net increase (decrease)
Class A	(91,422)	$ (2,086,517)	2,301,148	$ 47,085,441
Class B	(149,386)	(3,272,627)	340,808	6,654,932
Class C	(45,336)	(1,002,775)	259,420	5,206,659
Class R	11,744	262,061	11,504	250,469
Class AARP	(3,363,037)	(77,265,054)	(14,870,171)	(320,882,927)
Class S	(2,146,373)	(49,387,035)	(14,402,570)	(311,356,728)
Institutional Class	(357,089)	(7,897,783)	473,883	10,305,589
		$ (140,649,730)		$ (562,736,565)
* On April 29, 2005, the Scudder Focus Value+Growth Fund was acquired by the Fund through a tax-free reorganization.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

H. Acquisition of Assets

On April 29, 2005, the Fund acquired all of the net assets of Scudder Focus Value+Growth Fund pursuant to a plan of reorganization approved by shareholders on December 13, 2004. The acquisition was accomplished by a tax-free exchange of 4,239,859 Class A shares, 1,141,383 Class B shares and 586,135 Class C shares, of Scudder Focus Value+Growth Fund, respectively, for 2,611,186 Class A shares, 656,913 Class B shares and 336,862 Class C shares of DWS Growth & Income Fund, respectively, outstanding on April 29, 2005. Scudder Focus Value+Growth Fund net assets at that date of $74,013,176, including $2,457,866 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $4,700,230,340. The combined net assets of the Fund immediately following the acquisition were $4,774,243,516.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUWAX	SUWBX	SUWCX	SUWIX
CUSIP Number	23338J 806	23338J 889	23338J 871	23338J 830
Fund Number	464	664	764	550
For shareholders of Class R
Automated Information Lines	DWS Scudder Flex Plan Access (800) 532-8411 ?? 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SUWRX
CUSIP Number	23338J 848
Fund Number	1509
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ACDGX	SCDGX
Fund Number	164	064

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Growth & Income Fund, a series of DWS Investment Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Growth & Income Fund, a series of DWS Investment Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2006